UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 26, 2017

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2017, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended March 31, 2017 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with issuing the News Release, on April 26, 2017 at 11:00 a.m. ET, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the First Quarter 2017 Investor Presentation (the “Investor Presentation”), which will be posted to the Registrant’s website at www.ucbi.com. The Investor Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The presentation of the Registrant’s financial results includes financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income available to common shareholders,” “operating earnings per share,” “operating diluted earnings per share,” “tangible book value per share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating efficiency ratio,” “operating expenses,” “tangible common equity to risk-weighted assets,” and “average tangible equity to average assets.” In addition, management has included the presentation of “pre-tax, pre-credit earnings”, which excludes the provision for credit losses, income taxes and merger-related and other charges. Management has included these non-GAAP measures because it believes they may provide useful supplemental information for evaluating the Registrant’s underlying performance trends. Further, management uses these measures in managing and evaluating the Registrant’s business and intends to refer to them in discussions about the Registrant’s operations and performance.

Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included in the News Release and the Investor Presentation attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
No.	Description

99.1	News Release, dated April 26, 2017

99.2	Investor Presentation, First Quarter 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: April 26, 2017